UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001786008

CSAIL 2019-C17 Commercial Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001654060

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001628601

Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001767304

3650 REIT
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001755531

Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001685185

UBS AG
(Exact name of sponsor as specified in its charter)

New York	333-227081-03	38-4123693 38-4123694 38-7221371
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 538-1807

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

Effective April 20, 2020, pursuant to Section 7.01 of the Pooling and Servicing Agreement, dated as of May 1, 2019, relating to WFCM 2019-C50 Commercial Mortgage Trust filed as Exhibit 4.3 to the Current Report on Form 8-K filed on September 25, 2019 (the “WFCM 2019-C50 PSA”), out of which the Great Wolf Lodge Southern California Mortgage Loan (2.5% of the initial principal balance of the mortgage pool) is being serviced, Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, has been appointed the special servicer for the Great Wolf Lodge Southern California Whole Loan.  Situs Holdings replaces Rialto Capital Advisors, LLC, which effective the same date was terminated as special servicer for the Great Wolf Lodge Southern California Whole Loan by the controlling holder for the Great Wolf Lodge Southern California Whole Loan pursuant to Section 7.01(d) of the WFCM 2019-C50 PSA. Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the WFCM 2019-C50 PSA.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Depositor)
Date: April 20, 2020
	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and CEO